SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 – K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             April 4, 2003

CENTRAL VALLEY COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	000-31977	77-0539125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Pollasky Avenue, Clovis, California		93612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (559) 298-1775

N/A
(Former name or former address, if changed since last report)

This Current Report on Form 8-K/A is filed for the purpose of amending registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2003 (“Original Form 8-K”) to amend Item 7 and Item 9 and restate diluted earnings per share data on the Consolidated Statements of Income for the Three Month Periods Ended March 31, 2003 and 2002.

Items 7 and 9 of the Original Form 8-K are amended and restated in their entirety and diluted earnings per share, reported as $0.26 in the consolidated Statements of Income on the Original Form 8-K are restated as $0.28.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

The following exhibit is furnished pursuant to Item 12:

99.1                           Central Valley Community Bancorp press release dated April 4, 2003 containing unaudited financial information and accompanying discussion for the quarter ended March 31, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

On April 4, 2003, Central Valley Community Bancorp announced its consolidated financial results for the first quarter ended March 31, 2003.  A copy of the press release is furnished with this report as an exhibit to Form 8-K.  The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 22, 2003	CENTRAL VALLEY COMMUNITY BANCORP

/s/ Daniel J. Doyle
Daniel J. Doyle, President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Central Valley Community Bancorp press release dated April 4, 2003 containing unaudited financial information and accompanying discussion for the quarter ended March 31, 2003.